UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

___________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):      November 12, 2004

___________________________

EQUIFAX INC.
(Exact name of registrant as specified in its charter)

Georgia	1-6605	58-0401110
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification No.)

1550 Peachtree Street, N.W
Atlanta, Georgia	30309
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (404) 885-8000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[   ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
      (17 CFR 240.14d-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
      (17 CFR 240.13e-4(c))

Item 1.01        Entry into a Material Definitive Agreement.

On November 12, 2004, Equifax Inc. (the “Company”) executed a definitive Supplemental Retirement Plan for Executives of Equifax Inc. (“SRP”) that covers designated executives of the Company.  The SRP was approved by the Compensation, Human Resources and Management Succession Committee of the Company’s Board of Directors on December 1, 2003 and it was implemented effective January 1, 2004.  The principal terms of the SRP were described on pages 25-26 of the Company’s Proxy Statement filed with the Securities and Exchange Commission on March 23, 2004, relating to the Company’s 2004 annual meeting of shareholders, and the SRP has not been materially amended since that date.

The SRP provides an annual benefit equal to 2.5% of average total earnings multiplied by years of service as a senior executive officer up to 10 years, plus 1.67% of average total earnings multiplied by years of service as a senior executive officer in excess of 10 years and up to 20 years.  For service as a senior executive officer in excess of 20 years or in a position other than as a senior executive officer, a participant receives a “restoration benefit” that provides a benefit using a formula similar to that of the Company’s Retirement Income Plan (“RIP”), a defined benefit pension plan, without the Internal Revenue Service limits on compensation.  The benefit under the SRP is reduced by the benefit payable under the RIP and is paid without regard to the limitations under Internal Revenue Code Sections 401(a) and 415. RIP and SRP benefits are not reduced for Social Security benefits.  The total maximum benefit under the SRP and the RIP cannot exceed 50% of the executive’s average total earnings.  RIP and SRP benefits are computed and payable in the form of a life annuity.

Thomas F. Chapman, Chairman and Chief Executive Officer, is not eligible for the SRP.  Karen H. Gaston, Chief Administrative Officer, Donald T. Heroman, Chief Financial Officer, and Kent E. Mast, Corporate Vice President and General Counsel, participate in the SRP as senior executive officers.  Nuala M. King, Senior Vice President and Corporate Controller, David J. Gunter, Vice President—Finance, and Michael G. Schirk, Vice President and Treasurer, participate in the SRP, but not as senior executive officers.

The foregoing description is qualified in its entirety by reference to the provisions of the SRP, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference.

Item 9.01.  Financial Statements and Exhibits

(c)	Exhibits
10.1	Supplemental Retirement Plan for Executives of Equifax Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUIFAX INC. By: /s/ Karen H. Gaston Name: Karen H. Gaston Title: Chief Administrative Officer

Date: November 15, 2004

Exhibit Index

The following exhibit is being filed with this report:

Exhibit No.	Description
10.1	Supplemental Retirement Plan for Executives of Equifax Inc.

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